Buffalo Small Cap Fund, Inc.

                         Supplement dated March 6, 2002
                                       To
                         Prospectus dated July 31, 2001


Effective April 15, 2002, the Buffalo Small Cap Fund, Inc. (the "Fund") will be closed to all new accounts. Only existing account holders will be able to continue to invest in their accounts after that date. The investment manager believes that closing the Fund is the best way to ensure the Fund can be effectively managed to its objective of long-term growth of capital through the purchase of companies with market capitalizations of $2 billion or less at time of purchase.


JBxx (03/02)